SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 15, 2003

TOLLGRADE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification No.)

493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code — (412) 820-1400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

99.1	Tollgrade Communications, Inc. Press Release dated October 15, 2003, announcing results of operations for the fiscal quarter ended September 27, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated October 15, 2003, Tollgrade Communications, Inc. announced its results of operations for the fiscal quarter ended September 27, 2003. The text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Date: October 16, 2003	By: /s/Christian L. Allison Christian L. Allison Chief Executive Officer

EXHIBIT INDEX
(Pursuant to Item 601 of Regulation S-K)

Exhibit
Number	Description and Method of Filing

99.1	Tollgrade Communications, Inc. Press Release dated October 15, 2003, announcing results of operations for the fiscal quarter ended September 27, 2003, filed herewith.